CERTIFICATION

        In connection with the Annual Report of REII Incorporated. (the " Company") on Form 10-KSB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Garfield Ricketts, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


Date: August 6, 2004 s/s Garfield Ricketts President/Chief Executive Officer
                        ______________________________________________________
                         Garfield Ricketts, President/Chief Executive Officer